UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2023, Portland General Electric Company (the Company) announced the appointment of Joseph Trpik as Senior Vice President and Chief Financial Officer effective June 30, 2023.

Mr. Trpik, age 54, served as Senior Vice President and Chief Accounting Officer at Exelon Corporation since 2022, where he was responsible for all accounting functions, including internal and external financial reporting. Prior to that, from 2018 to 2022, Mr. Trpik served as Senior Vice President, Chief Financial Officer and Treasurer at Exelon Utilities, which covers six utilities owned by Exelon, where he was accountable for financial planning and analysis, cost and risk management, business and strategic planning, the controller function, tax, and investor messaging. From 2009 to 2018, Mr. Trpik served as Senior Vice President, Chief Financial Officer and Treasurer of Commonwealth Edison Company, a subsidiary of Exelon Corporation, where he was responsible for financial planning and analysis, capital allocation, treasury, risk, the controller function and tax.

In connection with his appointment, the Company has entered into an employment offer with Mr. Trpik, pursuant to which he will receive an initial annual base salary of $600,000, a 2023 target annual cash incentive award opportunity of 70% of his annual salary in 2023, and a $200,000 cash signing bonus, and a special transition award of restricted stock to achieve total target compensation levels consistent with other executive officers over the next two years, until regular annual equity awards vest. The grant date fair value of the transition award is $1,150,000 as of June 30, 2023, vesting over a two-year period with $400,000 vesting on June 30, 2023, $400,000 vesting on July 31, 2024, and $350,000 vesting on July 31, 2025, subject to the terms of the equity award agreement. Mr. Trpik will also be entitled to participate in the Company’s 2023 long-term equity incentive award program for executives, with a target award opportunity of no less than 150% of his annual base salary.

There are no arrangements or understandings between Mr. Trpik and any other person pursuant to which he was selected as Senior Vice President and Chief Financial Officer. Further, there are no family relationships between Mr. Trpik and any director or executive officer of the Company. In addition, Mr. Trpik has not been party to any reportable transactions with the Company pursuant to Item 404(a) of the United States Securities and Exchange Commission Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	June 15, 2023	By:	/s/ James A. Ajello
James A. Ajello
Senior Vice President Finance CFO, Treasurer & Corporate Compliance Officer
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